UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2009

First California Financial Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52498	38-3737811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3027 Townsgate Road, Suite 300 Westlake Village, CA	91361
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 322-9655

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.*

On July 27, 2009, First California Financial Group, Inc. (“First California”) issued a press release announcing its results of operations and financial condition for the three and six months ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The presentation materials furnished as Exhibit 99.2 to this Current Report on Form 8-K will be used in connection with the presentation described in Item 7.01 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.*

C. G. Kum, President and Chief Executive Officer of First California, and Romolo Santarosa, Chief Financial Officer of First California, will make a presentation on July 28, 2009 at 4:00 p.m. EDT in New York, New York at the Keefe, Bruyette & Woods Tenth Annual Community Bank Investor Conference.

Item 9.01.	Financial Statements and Exhibits.*

(d)	Exhibits.

99.1	Press release dated July 27, 2009

99.2	Copy of First California Financial Group, Inc. presentation

*	The information furnished under Item 2.02, Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First California Financial Group, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Dated: July 27, 2009	By:	/s/ Romolo Santarosa
		Name:	Romolo Santarosa
		Title:	Executive Vice President and Chief Financial Officer